SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUPPLEMENT DATED FEBRUARY 22, 2005

TO PROSPECTUSES DATED MAY 1, 2003
FOR MFS REGATTA GOLD NY and MFS REGATTA EXTRA NY

AND TO PROSPECTUS DATED MAY 1, 2001
FOR MFS REGATTA NY

ISSUED BY SUN LIFE (N.Y.) VARIABLE ACCOUNT C

Effective April 1, 2005, the MFS/Sun Life Managed Sectors Series (the "Fund") will not be available for investment by Contacts purchased on or after April 1, 2005.

It is anticipated that on or about April 22, 2005, depending upon shareholder approval, the Fund will be liquidated and will not be available for further investment after that date.